CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited)	January 31, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.4%
COMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 1.1%
Telecom Italia SpA	6,006,060	$3,230,899	*(a)

Interactive Media & Services - 1.4%
Baidu Inc., ADR	34,950	4,318,422	*

Wireless Telecommunication Services - 1.4%
Vodafone Group PLC	2,072,000	4,076,791	(a)

TOTAL COMMUNICATION SERVICES		11,626,112

CONSUMER DISCRETIONARY - 4.2%
Automobiles - 3.0%
Bayerische Motoren Werke AG	82,460	5,893,112	(a)
Honda Motor Co. Ltd.	114,535	2,925,117	(a)

Total Automobiles		8,818,229

Textiles, Apparel & Luxury Goods - 1.2%
Capri Holdings Ltd.	117,590	3,522,996	*

TOTAL CONSUMER DISCRETIONARY		12,341,225

CONSUMER STAPLES - 3.5%
Beverages - 1.0%
Anheuser-Busch InBev SA/NV	40,120	3,026,961	(a)

Personal Products - 1.1%
Amorepacific Corp.	20,557	3,219,354	*(a)

Tobacco - 1.4%
Imperial Brands PLC	161,570	4,149,512	(a)

TOTAL CONSUMER STAPLES		10,395,827

ENERGY - 6.0%
Energy Equipment & Services - 1.2%
Saipem SpA	851,640	3,534,198	*(a)

Oil, Gas & Consumable Fuels - 4.8%
BP PLC	1,102,567	6,644,802	(a)
Ovintiv Inc.	146,180	2,277,642
Total SA	111,066	5,412,326	(a)

Total Oil, Gas & Consumable Fuels		14,334,770

TOTAL ENERGY		17,868,968

FINANCIALS - 24.2%
Banks - 18.0%
Banco Santander SA	1,285,386	5,080,703	(a)
Barclays PLC	2,819,084	6,234,369	(a)
BAWAG Group AG	77,780	3,363,008	(a)(b)
BNP Paribas SA	166,034	8,828,738	(a)
China Construction Bank Corp., Class H Shares	7,446,472	5,648,763	(a)

See Notes to Schedule of Investments.

ClearBridge International Value Fund 2020 Quarterly Report	1

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2020

SECURITY	SHARES	VALUE
Banks - continued
Royal Bank of Scotland Group PLC	2,106,950	$6,018,849	(a)
Shinhan Financial Group Co. Ltd.	86,418	2,812,715	(a)
Standard Chartered PLC	858,363	7,145,169	(a)
UniCredit SpA	611,283	8,171,131	(a)

Total Banks		53,303,445

Capital Markets - 3.2%
Julius Baer Group Ltd.	115,160	5,756,808	(a)
Korea Investment Holdings Co. Ltd.	65,791	3,622,504	(a)

Total Capital Markets		9,379,312

Diversified Financial Services - 1.0%
Far East Horizon Ltd.	3,218,640	2,843,189	(a)

Insurance - 2.0%
AXA SA	227,440	6,059,497	(a)

TOTAL FINANCIALS		71,585,443

HEALTH CARE - 9.3%
Health Care Providers & Services - 1.7%
Fresenius Medical Care AG & Co. KGaA	65,750	5,088,620	(a)

Pharmaceuticals - 7.6%
Bayer AG, Registered Shares	101,910	8,229,097	(a)
Roche Holding AG	26,270	8,841,455	(a)
Sanofi	55,670	5,369,035	(a)

Total Pharmaceuticals		22,439,587

TOTAL HEALTH CARE		27,528,207

INDUSTRIALS - 20.2%
Aerospace & Defense - 1.2%
Leonardo SpA	282,220	3,495,300	(a)

Airlines - 1.3%
Cathay Pacific Airways Ltd.	2,917,730	3,668,275	(a)

Commercial Services & Supplies - 1.0%
G4S PLC	1,190,592	3,068,820	(a)

Construction & Engineering - 1.8%
Bouygues SA	86,345	3,408,170	(a)
China Machinery Engineering Corp., Class H Shares	5,041,590	1,876,871	(a)

Total Construction & Engineering		5,285,041

Electrical Equipment - 4.2%
Schneider Electric SE	73,830	7,400,936	(a)
Sensata Technologies Holding PLC	108,430	5,125,486	*

Total Electrical Equipment		12,526,422

See Notes to Schedule of Investments.

2	ClearBridge International Value Fund 2020 Quarterly Report

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2020

SECURITY	SHARES	VALUE
Machinery - 6.1%
CIMC Enric Holdings Ltd.	4,423,360	$2,249,696	(a)
CNH Industrial NV	532,320	5,014,454
KION Group AG	91,770	5,775,662	(a)
Komatsu Ltd.	229,576	5,044,327	(a)

Total Machinery		18,084,139

Marine - 1.9%
A.P. Moller - Maersk A/S, Class B Shares	4,765	5,710,559	(a)

Professional Services - 1.6%
Adecco Group AG, Registered Shares	82,232	4,835,764	(a)

Trading Companies & Distributors - 1.1%
Brenntag AG	60,900	3,166,348	(a)

TOTAL INDUSTRIALS		59,840,668

INFORMATION TECHNOLOGY - 11.4%
Electronic Equipment, Instruments & Components - 3.1%
Hitachi Ltd.	239,930	9,162,319	(a)

IT Services - 4.4%
Atos SE	68,191	5,658,780	(a)
Infosys Ltd., ADR	453,500	4,970,360
TravelSky Technology Ltd., Class H Shares	1,065,477	2,304,864	(a)

Total IT Services		12,934,004

Semiconductors & Semiconductor Equipment - 1.2%
Infineon Technologies AG	161,970	3,511,218	(a)

Technology Hardware, Storage & Peripherals - 2.7%
Samsung Electronics Co. Ltd.	171,317	8,017,498	(a)

TOTAL INFORMATION TECHNOLOGY		33,625,039

MATERIALS - 14.7%
Chemicals - 4.4%
Akzo Nobel NV	33,661	3,176,926	(a)
BASF SE	65,510	4,444,586	(a)
Nutrien Ltd.	130,660	5,577,288

Total Chemicals		13,198,800

Construction Materials - 2.4%
Cemex SAB de CV, Participation Certificates, ADR	746,814	3,017,128
Wienerberger AG	146,342	4,157,705	(a)

Total Construction Materials		7,174,833

Containers & Packaging - 0.8%
Greatview Aseptic Packaging Co. Ltd.	5,857,670	2,337,726	(a)

See Notes to Schedule of Investments.

ClearBridge International Value Fund 2020 Quarterly Report	3

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2020

SECURITY		SHARES	VALUE
Metals & Mining - 7.1%
Glencore PLC		2,285,760	$6,700,669	(a)
Newcrest Mining Ltd.		166,100	3,343,986	(a)
Novagold Resources Inc.		576,530	5,258,212	*
POSCO		16,873	3,053,896	(a)
Thyssenkrupp AG		210,709	2,606,929	(a)

Total Metals & Mining			20,963,692

TOTAL MATERIALS			43,675,051

TOTAL COMMON STOCKS (Cost - $301,393,498)			288,486,540

	RATE
PREFERRED STOCKS - 2.1%
CONSUMER DISCRETIONARY - 2.1%
Automobiles - 2.1%
Volkswagen AG (Cost - $5,732,293)	4.860%	34,270	6,169,989	(a)

TOTAL INVESTMENTS - 99.5% (Cost - $307,125,791)			294,656,529
Other Assets in Excess of Liabilities - 0.5%			1,488,323

TOTAL NET ASSETS - 100.0%			$296,144,852

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge International Value Fund 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge International Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Communication Services	$4,318,422	$7,307,690	—	$11,626,112
Consumer Discretionary	3,522,996	8,818,229	—	12,341,225
Energy	2,277,642	15,591,326	—	17,868,968
Industrials	10,139,940	49,700,728	—	59,840,668
Information Technology	4,970,360	28,654,679	—	33,625,039
Materials	13,852,628	29,822,423	—	43,675,051
Other Common Stocks	—	109,509,477	—	109,509,477
Preferred Stocks	—	6,169,989	—	6,169,989

Total Investments	$39,081,988	$255,574,541	—	$294,656,529

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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